Exhibit 10.2

AMENDMENT NO. 1

TO THE

SECURITIES PURCHASE AGREEMENT

AMENDMENT NO. 1 TO THE SECURITIES PURCHASE AGREEMENT, dated December 8, 2020 (the “Amendment”), among 1847 Goedeker Inc., a Delaware corporation (“Parent”), Appliances Connection Inc., a Delaware corporation (the “Buyer”), 1 Stop Electronics Center, Inc., a New York corporation (“1 Stop”), Gold Coast Appliances Inc., a New York corporation (“Gold Coast”), Superior Deals Inc., a New York corporation (“Superior Deals”), Joe’s Appliances LLC, a New York limited liability company (“Joe’s Appliances”), and YF Logistics LLC, a New Jersey limited liability company (“YF Logistics” and together with 1 Stop, Gold Coast, Superior Deals and Joe’s Appliances, each a “Company” and collectively, the “Companies”), and the other party or parties set forth in Exhibit A hereto (each a “Seller” and, collectively, the “Sellers”). Each of the Buyer, the Companies, the Sellers and the Parent are sometimes referred to in this Amendment individually as a “Party” and, collectively, as the “Parties.”

RECITALS

A. The Parties have previously entered into that certain Securities Purchase Agreement, dated as of October 20, 2020 (the “Securities Purchase Agreement”).

B. The Parties desire to amend the Securities Purchase Agreement as set forth herein.

C. Pursuant to Section 8.3 of the Securities Purchase Agreement, the Securities Purchase Agreement may be amended by the Parties only by an instrument in writing signed on behalf of the Buyer, the Parent, the Companies and the Sellers.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the respective representations and warranties, covenants and agreements contained herein, the Parties hereto agree as follows:

1. Definitions. All capitalized terms used herein without definition shall have the meanings ascribed to them in the Securities Purchase Agreement, as applicable.

2. Amendments.

A.	The definition of “Outside Date” here hereby amended to mean May 31, 2021.

B.	Section 2.1(a) is hereby amended and restated in its entirety to read as follows:

“(a) Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, each Seller will contribute, sell, transfer and deliver to the Buyer, and the Buyer will purchase and receive from each Seller all the Securities set forth opposite such Seller’s name on Exhibit A, constituting all of the issued and outstanding Securities of the Companies, for an aggregate purchase price of Two Hundred Twenty Two Million Dollars ($222,000,000), consisting of: (a) One Hundred Eighty Million Dollars ($180,000,000) in cash in immediately available funds (the “Cash Portion”), (b) One Million Two Hundred Twenty Two Thousand Two Hundred Thirty Nine (1,222,239) shares of newly-issued Common Stock of the Parent and One Million One Hundred Eleven Thousand Ninety Four (1,111,094) shares of newly-issued Series A Preferred Stock of Parent (collectively, the “Fixed Share Consideration”), collectively, having a stated value that is equal to Twenty One Million Dollars ($21,000,000) or Nine Dollars ($9.00) per share of Common Stock or Series A Preferred Stock, as applicable (c) a number of shares of Series A-1 Preferred Stock of Parent that is equal to (i) Twenty One Million Dollars ($21,000,000) divided by (ii) Trailing 20 Day Price (the “Variable Share Consideration” and, collectively with the Cash Portion and the Fixed Share Consideration, the “Purchase Price”), payable as described below and allocated among the Sellers as set forth on Exhibit A.”

C.	Section 2.1(h) is hereby added to the Securities Purchase Agreement as follows:

“(h) Notwithstanding anything to the contrary contained herein, in the event that the Parent obtains the requisite consent of its stockholders prior to the Closing such that it may issue at the Closing the entire amount of the Fixed Share Consideration and the entire amount of the Variable Share Consideration (together, the Stock Consideration”) in Common Stock, in lieu of Series A Preferred Stock and Series A-1 Preferred Stock, in compliance with NYSE American regulations, then at the Closing the Buyer will satisfy the Stock Consideration with Common Stock only.  For the avoidance of doubt, if the Buyer satisfies the Stock Consideration with Common Stock only, then the Sellers would receive 2,333,333 shares of Common Stock constituting the Fixed Share Consideration and a number of shares of Common Stock equal to (i) Twenty One Million Dollars ($21,000,000), divided by (ii) the Trailing 20 Day Price as the Variable Share Consideration.”

D.	Exhibit A (Schedule of Sellers) to the Securities Purchase Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit A to this Amendment. On and after the date of this Amendment, each reference in the Securities Purchase Agreement to "Exhibit A" and each reference to the “Exhibit A” in any other agreements, documents, or instruments executed and delivered pursuant to, or in connection with, the Securities Purchase Agreement, will mean and be a reference to the Exhibit A attached to this Amendment..

3. Additional Deposit. As consideration for the amendment to the Securities Purchase Agreement contained in Section 2.A. above, upon executing this Amendment, Buyer shall pay a deposit of Seventy-Five Thousand Dollars ($75,000) in cash to 1 Stop (the “Additional Deposit”) by wire transfer of immediately available funds to the account designated by 1 Stop on Schedule 2.1(b) of the Disclosure Schedule. At the Closing, the Additional Deposit will be deducted from the Cash Portion that Buyer will deliver to Sellers in the same manner as the Deposit, as set forth in Section 2.1(b) of the Securities Purchase Agreement, and in every other way shall be deemed to be part of the Deposit and shall be treated identically to the Deposit under the terms of the Securities Purchase Agreement.

4. Effect of Amendment. Except as amended as set forth above, the Securities Purchase Agreement shall continue in full force and effect.

5. Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6. Governing Law. This Amendment will be governed by, and construed and enforced in accordance with, the Laws of the State of New York, without giving effect to any choice of Law or conflict of Law provision or rule that would cause the application of the Laws of any jurisdiction other than the State of New York.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed as of the date first above written.

BUYER:

APPLIANCES CONNECTION INC.

By:	/s/ Douglas T. Moore
Name:	Douglas T. Moore
Title:	Chief Executive Officer

PARENT:

1847 GOEDEKER INC.

By:	/s/ Douglas T. Moore
Name:	Douglas T. Moore
Title:	Chief Executive Officer

COMPANIES:

1 STOP ELECTRONICS CENTER, INC.

By:	/s/ Albert Fouerti
Name:	Albert Fouerti
Title:	President

GOLD COAST APPLIANCES INC.

By:	/s/ Albert Fouerti
Name:	Albert Fouerti
Title:	President

SUPERIOR DEALS INC.

By:	/s/ Albert Fouerti
Name:	Albert Fouerti
Title:	President

JOE’S APPLIANCES LLC

By:	/s/ Albert Fouerti
Name:	Albert Fouerti
Title:	President

YF LOGISTICS LLC

By:	/s/ Youssef Fouerti
Name:	Youssef Fouerti
Title:	Sole Member

SELLERS:

/s/ Albert Fouerti
Albert Fouerti

/s/ Elie Foureti
Elie Fouerti

/s/ Youssef Fouerti
Youssef Fouerti

THE 2020 ALBERT FOUERTI TRUST

By:	/s/ David Rosenblatt
David Rosenblatt, Esq., Trustee

THE 2020 ELIE FOUERTI TRUST

By:	/s/ David Rosenblatt
David Rosenblatt, Esq., Trustee

EXHIBIT A

Schedule of Sellers

Name and Address of Seller	Ownership of Companies	Cash Portion (inclusive of the Deposit, and subject to any adjustment pursuant to Section 2.2 and 2.3 hereof)	Pro Rata Cash Basis	Portion of Common Stock included in Fixed Share Consideration	Portion of Series A Preferred Stock included in Fixed Share Consideration	Percentage of Common Stock and Series A-1 Preferred Stock included in Variable Share Consideration (This percentage is also the Pro Rata Share Basis)	Pro Rata Basis
Albert Fouerti Address: 2217 E. 5[h] Street Brooklyn, NY 11223 Email: albert.f@appliancesconnection.com	Eighty (80.0) shares of common stock of 1 Stop (40% of 1 Stop) One hundred (100) shares of common stock of Gold Coast (50% of Gold Coast) One hundred (100) shares of common stock of Superior Deals (50% of Superior Deals) 50% of the membership interests of Joe’s Appliances 0% of the membership interests of YF Logistics	$89,500,000.00	49.72%	0 shares of Common Stock	0 shares of Series A Preferred Stock	0% of the Common Stock and Series A-1 Preferred Stock included in the Variable Share Consideration	40.32%

The 2020 Albert Fouerti Trust Address: Attention: David Rosenblatt, Esq., Trustee One East Broward Blvd Suite 915 Fort Lauderdale, FL 33301	Twenty (20) shares of common stock of 1 Stop (10% of 1 Stop) 0 shares of common stock of Gold Coast (0% of Gold Coast) 0 shares of common stock of Superior Deals (0% of Superior Deals) 0% of the membership interests of Joe’s Appliances 0% of the membership interests of YF Logistics	$0.00	0%	611,119.50 shares of Common Stock	555,547 shares of Series A Preferred Stock	50.00% of the Common Stock and Series A-1 Preferred Stock included in the Variable Share Consideration	9.46%
Elie Fouerti Address: 2215 E. 5[h] Street Brooklyn, NY 11223 Email: elie@appliancesconnection.com	Eighty (80.0) shares of common stock of 1 Stop (40% of 1 Stop) One hundred (100) shares of common stock of Gold Coast (50% of Gold Coast) One hundred (100) shares of common stock of Superior Deals (50% of Superior Deals) 50% of the membership interests of Joe’s Appliances 0% of the membership interests of YF Logistics	$89,500,000.00	49.72%	0 shares of Common Stock	0 shares of Series A Preferred Stock	0.00% of the Common Stock and Series A-1 Preferred Stock included in the Variable Share Consideration	40.32%

The 2020 Elie Fouerti Trust Address: Attention: David Rosenblatt, Esq., Trustee One East Broward Blvd Suite 915 Fort Lauderdale, FL 33301	Twenty (20) shares of common stock of 1 Stop (10% of 1 Stop) 0 shares of common stock of Gold Coast (0% of Gold Coast) 0 shares of common stock of Superior Deals (0% of Superior Deals) 0% of the membership interests of Joe’s Appliances 0% of the membership interests of YF Logistics	$0.00	0%	611,119.50 shares of Common Stock	555,547 shares of Series A Preferred Stock	50.00% of the Common Stock and Series A-1 Preferred Stock included in the Variable Share Consideration	9.46%
Youssef Fouerti Address: 2215 East 5th Street Brooklyn, NY 11223 Email: youssef@yflogistics.com	0 shares of common stock of 1 Stop (0% of 1 Stop) 0 shares of common stock of Gold Coast (0% of Gold Coast) 0 shares of common stock of Superior Deals (0% of Superior Deals) 0% of the membership interests of Joe’s Appliances 100% of the membership interests of YF Logistics	$1,000,000.00	0.56%	0 shares of Common Stock	0 shares of Series A Preferred Stock	0% of the Common Stock and Series A-1 Preferred Stock included in the Variable Share Consideration	0.45%